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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 17, 2006
                                                         ----------------

                                MOVIE STAR, INC.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)

              New York                    1-5893                 13-5651322
       --------------------       ---------------------     --------------------
   (State or Other Jurisdiction        (Commission             (IRS Employer
          of Incorporation)            File Number)          Identification No.)

        1115 Broadway, New York, New York                         10010
     ---------------------------------------                 -----------------
    (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (212) 684-3400
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     As previously reported, on August 14, 2006, Movie Star, Inc. ("Company")
entered into a contract for the sale of the land, building and contents thereof that formerly housed the Company's distribution facility located in Petersburg,
Pennsylvania ("Petersburg Facility"). On October 17, 2006, the Company completed the sale of the Petersburg Facility to Delmont R. Sunderland for $670,000 in
cash. The Company had determined to close this facility in December 2005 to enhance its competitiveness, reduce expenses and improve efficiencies.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2006                                     MOVIE STAR, INC.

                                       By:  /s/ Thomas Rende
                                            ----------------------------------
                                            Thomas Rende
                                            Chief Financial Officer
                                            (Principal Financial and Accounting
                                            Officer)